Exhibit 99.2

Intelligence at the Speed of Light Ρ Investor Presentation August 2021

Disclaimer CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 1 This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Cepton Technologies, Inc. (“Cepton”) and Growth Capital Acquisition Corp. (“Growth Capital”) and related transactions (the “Transactions”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. Industry, market and benchmark data used in this presentation have been obtained from third - party industry publications and sources, as well as from research reports and prepared for other purposes. Some data is also based on the good faith estimates of Cepton or Growth Capital, which in each case are derived from its review of internal sources as well as the independent sources described above. Neither Cepton nor Growth Capital has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Cepton or the Transactions. Viewers of this presentation should each make their own evaluation of Cepton and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Viewers of this presentation also acknowledge and agree that the information contained in this presentation is preliminary in nature and subject to change, and any such changes may be material, and this presentation does not constitute investment, tax or legal advice. This presentation contemplates a business combination transaction involving Cepton and Growth Capital. Completion of the Transactions is subject to, among other matters, approval by Cepton and Growth Capital stockholders and other closing conditions included in the definitive business combination agreement. No assurances can be given that the Transactions will be consummated on the terms or timeframe currently contemplated, if at all. This presentation is subject to updating, completion, revision, verification and further amendment. No securities regulatory authority has expressed an opinion about the securities discussed in this presentation and it is an offense to claim otherwise. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Growth Capital and Cepton caution viewers of this presentation that these forward - looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond Growth Capital and Cepton’s control, that could cause the actual results to differ materially from the expected results. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits and the commercial attractiveness to its customers of Cepton’s products and services, the potential success of Cepton’s marketing and expansion strategies, the potential for Cepton to achieve design awards, potential benefits of the Transactions (including with respect to shareholder value), and expectations related to the terms and timing of the Transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Cepton’s and Growth Capital’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward - looking statements are subject to a number of risks and uncertainties, including (1) the conditions affecting the markets in which the Cepton operates; (2) the success of our strategic relationships, including with our Tier 1 partners, none of which are exclusive; (3) fluctuations in sales of Cepton’s major customers; (4) fluctuations in capital spending in the automotive and smart infrastructure markets; (5) the impact of the COVID - 19 pandemic on the global economy and financial markets, including any restrictions on Cepton’s operations and the operations of Cepton’s customers and suppliers resulting from public health requirements and government mandates; (6) changes in applicable laws or regulations; (7) the possibility that Cepton’s business or the combined company may be adversely affected by other economic, business, and/or competitive factors; (8) the risk that current trends in the automotive and smart infrastructure markets decelerate or do not continue; (9) estimates for the financial performance of the Company’s business may prove to be incorrect or materially different from actual results; (10) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Growth Capital or Cepton is not obtained; (11) risks relating to the uncertainty of the projected financial and operating information with respect to Cepton, including whether Cepton will be able to achieve its target milestones, its pricing and sales volume targets, and its proposed production timelines and win the engagements contemplated in its projected pipeline, and the ability of OEMs and other strategic partners to re - source or cancel vehicle or technology programs; (12) risks related to future market adoption of Cepton’s offerings; (13) the final terms of Cepton arrangement with its Tier 1 partner and, in turn, its Tier 1 partner's contract with auto OEM B differing from Cepton's expectations, including with respect to volume and timing, or the arrangement can be terminated or may not materialize into a long - term contract partnership arrangement; (14) risks related to Cepton’s marketing and growth strategies; (15) the effects of competition on Cepton’s future business; the amount of redemption requests made by Growth Capital’s public stockholders; (16) the ability of Growth Capital or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future; (17) the inability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by Growth Capital’s stockholders; (18) the ability of the combined company to meet the initial listing standards of The Nasdaq Stock Market upon consummation of the Transactions; (19) costs related to the proposed Transactions; (20) expectations with respect to future operating and financial performance and growth, including when Cepton will generate positive cash flow from operations; (21) Cepton’s ability to raise funding on reasonable terms as necessary to develop its product in the timeframe contemplated by its business plan; (22) Cepton’s ability to execute its business plans and strategy; (23) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Transactions and definitive agreements for the Transactions by the stockholders of Growth Capital; (24) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transactions; and (25) the outcome of any legal proceedings that may be instituted against Cepton or Growth Capital related to the Transactions, and those factors discussed in Growth Capital’s final prospectus filed on January 29, 2021 under the heading “Risk Factors,” and other documents of Growth Capital filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or any of Growth Capital’s or Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that neither Growth Capital nor Cepton presently know or that Growth Capital and Cepton currently believe are immaterial that co uld also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect Growth Capital’s and Cepton’s expectations, plans or forecasts of future events and views as of the date of this presentation. Growth Capital and Cepton anticipate that subsequent events and developments will cause Growth Capital’s and Cepton’s assessments to change. However, while Growth Capital and Cepton may elect to update these forward - looking statements at some point in the future, Growth Capital and Cepton specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as representing Growth Capital’s and Cepton’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. Actual results, performance or achievements may, and are likely to, differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those forward - looking statements were based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Cepton’s control.

Use of Projections This presentation contains projected financial information with respect to Cepton, namely revenue, adjusted gross profit, adjusted gross margin, adjusted EBITDA, free cash flow and various other financial metrics for 2021 - 2026. and the financial information included in Cepton’s long - term target operating model. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither of the independent registered public accounting firms of Cepton or Growth Capital have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year Non - GAAP Financial Measures Some of the financial information and data contained in this presentation, such as adjusted gross profit, adjusted gross margin, adjusted EBITDA, free cash flow, and the financial information included in Cepton’s long - term target operating model, have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Adjusted gross profit is defined as GAAP gross profit excluding factory overhead. Adjusted gross margin is defined as adjusted gross profit divided by revenue. Adjusted EBITDA is defined as operating income plus depreciation and amortization and stock - based compensation. Free cash flow is defined as cash flow from operations minus capital expenditures. Growth Capital and Cepton believe these non - GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cepton’s financial condition and results of operations. Growth Capital and Cepton believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating actual and projected operating results and trends in and in comparing Cepton’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Neither Growth Capital nor Cepton considers these non - GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Cepton’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and other amounts are excluded or included in determining these non - GAAP financial measures. You should review Cepton’s audited financial statements, which will be included in the registration statement relating to the proposed business combination. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Cepton, Growth Capital and other companies, which are the property of their respective owners. Important Information for Investors and Stockholders In connection with the proposed business combination, Growth Capital intends to file with the SEC a registration statement on Form S - 4, which will include a proxy statement to be distributed to Growth Capital stockholders in connection with Growth Capital’s solicitation of proxies for the vote by Growth Capital’s stockholders with respect to the proposed business combination and other matters to be described therein, as well as the prospectus relating to the offer of the securities to be issued to Cepton’s stockholders in connection with the completion of the proposed business combination. This investor presentation does not contain all the information that should be considered in the proposed business combination. It is not intended to form any basis of any investment decision or any other decision in respect to the proposed business combination. Growth Capital stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and any amendments thereto, when available, in connection with Growth Capital’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because the materials will contain important information about Cepton, Growth Capital, and the proposed transactions. The definitive proxy statement/prospectus will be mailed to Growth Capital stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, including any amendments thereto, once they are available, without charge, at the SEC’S website at www.sec.gov or by directing a request to Growth Capital Acquisition Corp. at 300 Park Avenue, 16th Floor, New York, NY 10022. Additionally, all documents filed with the SEC can be found on Growth Capital’s website, www.gcaccorp.com. Participants in the Solicitation Cepton and Growth Capital and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. Growth Capital stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Growth Capital in Growth Capital’s Annual Report on Form 10 - K for the fiscal year ended March 31, 2021, which was filed with the SEC on July 19, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Growth Capital’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that Growth Capital intends to file with the SEC. Neither the SEC nor any securities commission of any other U.S. or non U.S. jurisdiction has approved or disapproved of the Transactions contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 2 Disclaimer (cont’d)

Growth Capital Acquisition Corp. overview George Syllantavos Co - CEO, CFO, Director Akis Tsirigakis President, Chairman, Co - CEO  35+ yrs experience in shipping / ship ownership, in M&A and heading public companies  Currently CEO of Nautilus Energy Management Corp, and CEO of SevenSeas Investment Fund  Founded three blank check companies, Stellar Acquisition III Inc., Nautilus Marine Acquisition Corp., and Star Maritime Acquisition Corp., conducted their initial public offerings and successfully closed three business combinations  Mr. Tsirigakis received his Master’s Degree (1979) and B.Sc. in Naval Architecture from The University of Michigan  28+ yrs experience in M&A and transportation / finance, last 15 yrs focused on industrials, infrastructure and maritime transactions  Currently Managing Director of Nautilus Carriers, Inc.  Co - founded three blank check companies in partnership with Mr. Tsirigakis. He served as CFO of Star Maritime Acquisition Corp. and Nautilus Marine Acquisition Corp. and as CFO and co - CEO of Stellar Acquisition III Inc. Served as CFO of two post - merger companies, Star Bulk Carriers, Corp (SBLK) and Nautilus Offshore, Inc. (NMAR)  Mr. Syllantavos received a B.Sc. in Industrial Engineering from Roosevelt University and an MBA in Operations Management, International Finance and Transportation Management from the Kellogg Graduate School of Management, Northwestern University Experienced management team Growth Capital overview CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 3 Issuer: Growth Capital Acquisition Corp. (Nasdaq: GCACU, GCAC, GCACW) Amount in Trust: $172,500,000 Units Offered at IPO: 17,250,000 units @ $10.00 per unit Unit Composition: Each unit consists of 1 share of Class A common stock and 1/2 redeemable warrant (each whole warrant entitles the holder to purchase 1 share of Class A common stock) Sponsor Investment: $5,175,000 in 5,175,000 Warrants Time Horizon: 18 months from January 29, 2021 Cash Held in Trust: 100.0% or $10.00 per unit, in Trust for the initial 18 - months from IPO Warrant Strike/Call Price: $11.50 / $18.00 Public Warrants: 8,625,000 warrants, all warrants expire after 5 years from closing of the business combination (“BC”) Sponsor Promote Shares : 4,312,500 common shares Lock Up: 6 - month lock - up of Sponsor’s shares post - BC or released from lock - up if the stock is ≥ $12.00 for any 20 trading days within any 30 trading day period commencing at least 60 days post - BC Sole Book Runner: Maxim Group LLC Target Industry Merge/Acquire an operating business in any industry Target Size Desired Enterprise Value (EV) of target $400m to $1.5b

Transaction summary Transaction details Jun Pei Co - Founder & CEO Winston Fu CFO Akis Tsirigakis President, Chairman, Co - CEO George Syllantavos Co - CEO, CFO, Director Hull Xu VP of Finance & Strategy Overview  Growth Capital Acquisition Corp. (NASDAQ: GCAC) is a publicly - listed special purpose acquisition company with $172.5mm in cash  $58.5mm PIPE raised in support of the transaction Valuation  Pro forma firm value of $1,549mm, which equates to 1.8x 2025E revenue of $861mm Capital structure  $225mm (1) of pro forma cash held on the balance sheet Ownership  85% existing shareholders; 12% SPAC IPO and founder shares; 3% PIPE investors Anticipated timing  Expected to close in Q4 2021 CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 4 (1) Includes Cepton’s net cash position of $34mm as of March 31, 2021

Company overview Intelligence at the Speed of Light Ρ

We are Cepton

Our mission: Deploy high performance, mass-market lidar to deliver safety and autonomy across multiple industries

Market focus	ADAS in mass market consumer vehicles
Technology advantage	MMT®: Highly competitive price for performance with high reliability
Product platform	Comprehensive lidar solution portfolio across hardware and software
Commercial success	Largest ADAS lidar series production win from a Global Top 5 Auto OEM
Tier 1 partners	Collaboration with leading global Tier 1 partners
Visionary team	Founder-led, industry pioneer management team

Customers

- 100+ customer projects(1)
- Active engagement: 10/10 top OEMs (2)
- 160+ opportunities in pipeline

Partners

- Strong collaboration with Tier 1s and system integrators

Koito ZKW **Undisclosed Tier 1 partner**

Manufacturing

- In-house pilot production
- High volume CMs and Tier 1 partners for mass market

Global Team

- HQ: San Jose, CA
- Development, sales & marketing across Canada, EMEA and APAC
- 116 team members including 51 Engineers and 21 PhDs

Funding

- ~$100m raised to date
- Last funding round - Series C (Feb 2020)

Note: Micro-Motion Technology (MMT®); Largest known series production win by number of models awarded

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(1) Customer projects defined as customers who have made a purchase since 2018

(2) Based on IHS light vehicle production volume rankings for 2019

CEPTON

Strong track record of commercial success and innovation


Corporate / Customer
Product and Technology
2016
2017
2018
2019
2020
2021
May 2016
Company founded
Jan 2019
Vista series released for ADAS
Auto OEM A
(Global Top 10)
Shipped units for 2 ADAS proof of concept ("POC") projects
Auto OEM B
(Global Top 5)
Largest automotive series production win in the lidar industry
KOITO
Partnership and financing established with Koito
Consumer EV company
Cepton chosen for EV demo fleet
Auto OEM C
(Global Top 5)
Successful product evaluation and RFI to Cepton
CEPTON
May 2017
First Product launched (HR80T)
Jan 2019
Vista/Sora-860 released
Apr 2019
Perception Software platform release (Edge)
Aug 2019
Helius Smart Lidar platform released
Oct 2019
MMT anchor patents granted
Jun/Sep 2020
Vista-T45 and X90 launched
Dec 2020
B-Sample shipped for lead OEM program
Jan 2021
Nova announced

Note: Auto OEMs represent undisclosed customer relationships, rankings based on IHS light vehicle production volume rankings for 2019; Largest known series production win by number of models awarded

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Product leadership validated by world class customers and partners

Auto OEM B
(Global Top 5)

Largest ADAS Lidar Series Production Win

- Expected 2023 SOP; sole sourced through 2027 with Tier 1
- Compact and energy efficient design
- Enables state-of-the-art ADAS capabilities
- Seamless cross-platform lidar integration



Platform #1 Platform #2 Platform #3

Mass market consumer vehicles with Cepton lidar technology
Expected deployment on multiple vehicle models across 3 platforms

KOITO

Landmark Tier 1 Partnership

- World's #1 automotive exterior lighting Tier 1 supplier(1)
- 3+ year relationship; led $50M Series C investment (2020)
- Expands from traditional lighting to ADAS technology
- Supports auto-grade certifications and manufacturing



Seamless vehicle integration to enable mass market adoption
High volume lidar manufacturing

Note: Auto OEM B represents undisclosed customer relationship with a Global Top 5 Auto OEM. Ranking based on IHS light vehicle production volume rankings for 2019; Largest known series production win by number of models awarded
(1) Based on last reported pre-COVID-19 auto lighting revenue

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CEPTON

Key lidar industry challenges for ADAS mass market adoption Integration • Directional lidars with no spinning parts or sensors jutting out of the vehicle • Small form factor for seamless vehicle integration Auto - grade Reliability • Long sensor lifetime and ISO 26262 ASIL - B functional safety compliance Performance • Combination of high range and resolution to detect objects and for enhanced ADAS safety • Low cost for large scale adoption across numerous vehicle platforms and models CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 9 Cost MASS - SCALE ADOPTION REQUIRES A LIDAR SOLUTION THAT MEETS ALL THESE REQUIREMENTS Cepton was built from the ground up to enable widespread adoption of L2+ automotive ADAS

10 CONFIDENTIAL – CEPTON TECHNOLOGIES INC. Note: Largest known series production win by number of models awarded Cepton’s lidar value proposition HIGHLY COMPETITIVE PRICE FOR PERFORMANCE AND RELIABILITY Cost Perform a nce Reliability MMT ® 1 Proven design and technology Validated by largest ADAS lidar series production win at global Top 5 OEM 2 Superior performance Combination of high range, high resolution and low power 3 Cost advantage Cost efficiency driven by simplicity, design choice and packaging innovation 4 Compact form factor Small and easy to embed in/around vehicles and infrastructure 5 Volume scalability Off the shelf materials, modular – ideal for volume manufacturing 6 Auto - grade reliability Mainstream tech; mirrorless, rotation - free, frictionless MMT ® design 7 Leading Tier 1 partner Tier 1 partner and investor Koito, enabling mass production at scale

Founder led team of lidar industry pioneers

VISIONARY TEAM WITH DECADES OF COLLECTIVE EXPERIENCE ACROSS ADVANCED LIDAR AND IMAGING TECHNOLOGIES



Jun Pei, PhD
CEO and Co-Founder

- Technology specialist in optics and electronics
- Founded AEP Technology, developing advanced 3D optical instruments
- Ph.D. in Electrical Engineering from Stanford



Mark McCord, PhD
CTO & Co-Founder

- Led Advanced Development at KLA-Tencor
- Former Associate professor at Stanford
- Ph.D. in Electrical Engineering from Stanford



Winston Fu, PhD
Chief Financial Officer

- Founder Silicon Valley venture capital firm, LDV Partners
- Served as CFO and Chairman of Active-Semi before Qorvo acquisition and helped build many technology companies as an entrepreneur and/or board member
- Ph.D. from Stanford in Applied Physics, MBA from Kellogg School of Management



T. R. Ramachandran, PhD
Chief Marketing Officer

- 19 years experience in bringing advanced semi/systems products to market
- Deep experience across lidar markets & applications; ex-VP Product Mgmt at Velodyne
- Ph.D. in Materials Science from USC, focus on optoelectronics & nanotech

Business Team



Mitchell Hourtienne
VP of Business Dev.



Klaus Wagner
Marketing Director



Andrew Klaus
Country Manager (Japan)



Balaji Ekambaram
Sr. Marketing Director



Henri Haefner
Marketing Director



Hull Xu
VP of Finance & Strategy

Development Team



Liqun Han, PhD
SVP of Operations



Dongyi Liao, PhD
SVP of Applications



Dennis Chang
VP of Manufacturing



Hao Wang, Ph.D.
Director of Q & R

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Key target markets

MULTIPLE LIDAR PRODUCTS SUPPORT A VARIETY OF END MARKET APPLICATIONS TODAY

Automotive

ADAS (L2+) – Primary Focus

OEM Series Production Vehicles



AV (L4+) – Adjacent

Robotaxi | Delivery | MaaS



Smart Infrastructure

Smart Cities

Roads | Tolling | Rail



Smart Spaces

Crowd Analytics | Security & Safety



Smart Industrials

Industrials | Autonomous Ground Vehicles



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13 CONFIDENTIAL – CEPTON TECHNOLOGIES INC. Source: Based on Cepton analysis of industry reports; ADAS represents L2+/L3 applications and AV represents L4/L5 applications ADAS represents the largest lidar market opportunity SIGNIFICANT TOTAL ADDRESSABLE MARKET OPPORTUNITY 7mm 25mm 35mm 4k 120k 250k 2020 2025E 2030E Global new vehicle market (units) AD A S AV 25mm 35mm 18% C A GR 7mm $13 $41 $50 $0.1 $1.1 $1.4 $7 $7 $8 2020 2025E 2030E $59 $49 12% C A GR Total addressable market ($bn) AD A S AV Smart Infrastructure $19

Cepton's end-to-end lidar solution platform

COMPREHENSIVE ADAS LIDAR SOLUTION PORTFOLIO ACROSS HARDWARE AND SOFTWARE



Full stack
Static / dynamic perception
PERCEPTION SOLUTIONS
Lidar applications
Vehicle integration
Safety + security
AUTOMOTIVE SOFTWARE
Near range
Long range
Ultra-long range
LIDAR
Signal Processing
MMT® Core Assembly
Optical Array
Lens System
PROPRIETARY BUILDING BLOCKS

Perception solutions

- Integrated perception and full system solutions to enable multiple end market applications

Automotive software

- Critical automotive integration, safety and cybersecurity software on top of core lidar application processing functionality

Lidars

- Full auto-grade ADAS lidar portfolio (near range to ultra-long), alongside industrial grade lidars supporting diverse end markets

Proprietary building blocks

- Proprietary state-of-the-art ASICs and key optoelectronic and MMT® components

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Cepton's superior lidar design choices

Building Blocks

A BALANCED DESIGN APPROACH TO ACHIEVE A HIGHLY COMPETITIVE PERFORMANCE TO PRICE RATIO

ILLUMINATION

What type of laser to use?

905 nm Wavelength; Edge Emitting

Performance	✓ High brightness & efficiency with low power
Cost	✓ Already at $1 per piece at high volume
Reliability	✓ Autograde silicon-based components

Competitors' choices

1550nm Fiber Laser	× High cost & power, not auto-grade, high absorption by water
~15xx Tunable Laser	× Reliability (unproven for automotive), high cost, complexity, water absorption
~850nm VCSEL	× Low range / inadequate power

DETECTION

How to measure distance to objects?

Direct Time of Flight (TOF); Si APDs

Performance	✓ Long range detection with Class 1 eye safety
Cost	✓ Low cost with advanced custom ASIC
Reliability	✓ Simple design with mature technology

Competitors' choices

FMCW	× High complexity, high cost, lower frame rates
Histogram TOF	× Higher noise, poor range, complexity
InGaAs APD	× High cost, not autograde
SPAD / SiPM	× Sun noise, range limitation, maturity

IMAGING

How to form 3D images?

MMT®

Performance	✓ High field of view, resolution and frame rate
Cost	✓ Low cost with a simple mirrorless design
Reliability	✓ Frictionless design using common materials

Competitors' choices

Flash	× Poor range, high power, limited field of view
Sequential Flash	× Weak range, field of view tradeoff
Mechanical Rotation	× High complexity/cost, low reliability
MEMS / Galvo Mirror	× Low reliability, high cost
Other Mirror	× Range/optical inefficiency, complexity

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CEPTON

Breakthrough MMT® for lidar imaging

Building Blocks

PATENT-PROTECTED, INNOVATIVE LIDAR TECHNOLOGY

IMAGING

MICRO MOTION TECHNOLOGY (MMT®)

Scalable, licensable technology platform
Mirrorless, rotation-free, frictionless 3D imaging

Reliable	Durable, uses traditional / common materials
Versatile	Ability to achieve near- to ultra-long range and wide field of view
Innovative	Design simplicity combined with precision innovation Anchor patent covering all aspects
Efficient	Compact form factor, low power, inexpensive components
Scalable	Capability to scale-up to high manufacturing volumes

MMT® Design optimizes across key requirements

How does MMT® work?

PATENT-PROTECTED





Emitting Lens
Source A
Source B
Synchronized Scan
Object
Detector A
Detector B
Receiving Lens
N
S
N
Think of it as a loudspeaker and a tuning fork combined

Frictionless — Mirrorless — Rotation free

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Cepton's proprietary lidar engine ASIC

Building Blocks

LIDAR FUNCTIONALITY EMBEDDED IN MINIATURE SYSTEM-ON-CHIP (SOC)

ILLUMINATION | DETECTION

SINGLE-CHIP LIDAR ENGINE ASIC

Feature-rich, powerful data processing SoC for lidar
Combines **illumination** control and **detection** functions

Reliable	Off-the-shelf, mature silicon process technology, manufactured by a top silicon foundry
Powerful	Lidar illumination control combined with sophisticated detection engine
Innovative	State-of-the-art signal processing maximizes range and minimizes noise
Inexpensive	Low cost, low power design, seamlessly integrated into proprietary micro-optical array
Available	Already shipping in automotive B-sample lidars


Proprietary
ASIC

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CEPTON

Designed from the ground up to support attractive pricing OUR TECHNOLOGY, MATERIALS AND SUPPLY CHAIN ARE DESIGNED TO ENABLE ADOPTION AT MASS SCALE Building Blocks Off - the - shelf 905 nm lasers and silicon APDs (detectors), with CMs for micro - optical array manufacturing Optical Mod u le Unique, patented, low - cost MMT ® made with mainstream materials Scanning Mec h ani s m High performance lidar engine ASIC with low power, low cost, miniature footprint Integration Koito Tier 1 partnership + global CMs for high volume cost scale of key components Supp l y Chain MMT ® CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 18

Lidar

Cepton lidars: among smallest, most compact for ADAS

CEPTON LIDARS ARE IDEALLY SUITED FOR OEM IMPLEMENTATION AND INTEGRATION

Behind windshield


LIDAR
INSIDE

- Easier portability across platforms
- Existing cleaning mechanism
- Potential for integrated sensor farm
- Superior road vision

Headlamp KOITO



- Compact design for easy placement
- Elegant, hidden integration
- Existing cleaning mechanism
- Dual sensor design for cut-in detection

Fascia




- Common placement area
- Minimal new real-estate needed
- Easily embeddable / non-intrusive
- Flexible placement for application

Compact size adapted for space constraints

Power efficient

Mature and scalable design for manufacturing

**Images courtesy of Cepton partners*

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

19

CEPTON

Cepton's comprehensive ADAS lidar portfolio

MULTIPLE PRODUCTS SUPPORTING A VARIETY OF USE CASES

Lidar

Automotive | Smart infrastructure

Auto-Grade Lidar Sensors







	Vista X	Vista T	Nova
Range	Up to 200m	Up to 300m	Up to 30m
Use Case	ADAS L2+/L3 AV L4+ Smart Infrastructure	ADAS L2+/L3 AV L4+	Automated park assist ADAS L2+/L3, AV L4+ Smart Infrastructure
Price (1)	<$500	<$500	<$100
Highlight	High res + range Compact Low power, cost	High res + range Embeddable Low power, cost	Small wide field of view lidar Easy to hide/embed Ultra-low power, cost

Industrial Grade Lidar Sensors



	Vista P / Sora P
Range	Up to 200m
Use Case	ADAS development platform Low-speed AV L4+ Smart Infrastructure
Price 1	<$1000
Highlight	Good resolution/range Compact, low power Cost-effective

(1) Refers to high volume target price

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

20

CEPTON

Software

Advanced software for automotive integration and perception

SOFTWARE TO ENABLE SEAMLESS AUTOMOTIVE INTEGRATION AND LIDAR PERCEPTION TO SUPPORT OEM ADAS FEATURES

AUTOMOTIVE SOFTWARE


ASIL



Seamless vehicle integration for ADAS series production
- AUTOSAR implementation
- Extrinsic / dynamic calibration

OEM safety and security standards compliance
- ISO26262 / ASIL-B func safety
- Cybersecurity

Support for OEM OTA subscription models
- Diagnostics
- Over-The-Air update support

LIDAR PERCEPTION SOFTWARE





Feature-rich hardware accelerated perception
- Object detection + classification
- Object velocity + tracking

Scalable platform for T1/OEM feature integration
- Lane mark & ground extraction
- Free space/curb detection & more

Flexible engagement model
- Flexible development and licensing model for Tier 1/OEM engagements

Leverages experience in Smart Infra markets
- Productization proof points in Smart Cities & Smart Spaces

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

21

CEPTON

Most significant L2+ ADAS lidar series production win in industry

SIGNIFICANT ANTICIPATED GLOBAL SALES VOLUME AND GOOD AFFILIATE OPPORTUNITIES



Auto OEM B
Global Top 5(1)
Global production volume

Industry significance

- High performance lidar for multi-platform consumer vehicle program
- Potential extensibility to additional platforms and OEM affiliates
- Setting the standard for expected wider automotive industry adoption

	Auto OEM B				
Vehicle Classes	**Multiple classes**	Luxury only	Luxury only	Luxury only	Luxury only
Lidar supplier	CEPTON	Competitor A	Competitor B	Competitor C	Competitor D
Tier 1	✓	✓	✓	N / A	None

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

Note: Largest known series production win by number of models awarded; illustrative relative volumes, graphic not to scale

(1) Based on IHS light vehicle production volume rankings for 2019

22

"Auto OEM B" ADAS lidar series production win overview

EXPECTED DEPLOYMENT ON MULTIPLE VEHICLE MODELS ASSOCIATED WITH 3 MAJOR VEHICLE PLATFORMS

2023

3 Major Platforms at Launch
4 Target Vehicle Models (Awarded)

- Model #1
- Model #2
- Model #3
- Model #4

2024

4+ Target Vehicle Models (Awarded)

- Model #5
- Model #6
- Model #7
- Model #8

2025

Anticipated 4+ Target Vehicle Models (In Design / Planning)

- Model #9
- Model #10
- Model #11
- Model #12

2025+

1. Potential Model Expansion
2. Likely Geographic Expansion
3. Potential Alliance Partner Adoption

Secular tailwinds could drive further growth in lidar attach rates

- Growing customer expectations for built-in advanced safety features
- Attractive price points for ADAS and anticipated transition to feature subscription models
- Expected acceleration of EV transition enables hardware upgrades for L2+ ADAS lidar

Note: Auto OEM B represents undisclosed customer relationship with a Global Top 5 Auto OEM. Ranking based on IHS light vehicle production volume rankings for 2019; timeline not to scale

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
23

The journey to the ADAS series production win with Auto OEM B

STRONG AND ESTABLISHED RELATIONSHIP WITH OEM B FOLLOWING 3+ YEARS OF RIGOROUS ENGAGEMENT



Discovery
Technical demonstration
Evaluation
Purchase order for eval unit
Cepton delivers first units
Cepton upgrades units
Technical and commercial due diligence
Pre-RFI
MMT® deep-dive Spec alignment
Cost deep-dive
Request for Information (RFI)
Tier 1 partner aligned
Request for Quotation (RFQ)
>100 OEM specifications
Cepton/Tier 1 response to RFI
Supplier Selection
ADAS program lidar tech review
Multiple lidar competitors
Series Production Award with Tier 1
✓ CEPTON
Selected as sole source with Tier 1 partner
Planned Production
Today
2017
2023

14 Technical workstreams

3 Major Vehicle Platforms awarded to date

Multiple Vehicle Models awarded to date

7 Ecosystem partners engaged

Multiple OEM vehicle plants to be configured

Note: Auto OEM B represents undisclosed customer relationship with a Global Top 5 Auto OEM. Ranking based on IHS light vehicle production volume rankings for 2019; timeline not to scale

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
24

Vista anticipated series production target timeline at Auto OEM B



Anticipated Production Part Approval Process
Anticipated Start of Production
2020
2021
2022
2023
CEPTON
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
1H
Hardware
B Sample Design
B Sample Prototyping & Validation
C-Sample Design & Validation
PPAP Design Support
Software
Lidar Firmware Development
AUTOSAR / Cybersecurity / Diagnostics / OTA integration
Extrinsic/Dynamic Cal
Supply Chain
Key Component Supplier Development
Supplier Tooling Development
Supplier PPAPs
Supplier Sub-module Ramp
KOITO
Design for Manufacturing Functional Safety
Design Validation / Delivery
Production Tooling / Production Validation
PPAP
SOP
Auto OEM B (Global Top 5)
Samples Data Collection
Lidar B-sample integration
Lidar C-sample integration
Pre-Production (anticipated)

Note: Auto OEM B represents undisclosed customer relationship with a Global Top 5 Auto OEM. Ranking based on IHS light vehicle production volume rankings for 2019

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

25

CEPTON

Multi-platform win results in barriers to entry and flywheel effects

LONG DESIGN TIMELINE AND SIGNIFICANT DEVELOPMENT INVESTMENT

Embedded in Vehicle Design

ADAS function designed around Cepton lidar (optimized placement, compact design, low power) and specs

Development & Validation

Rigorous 3+ year design cycle



Scalability & Lower Cost

Planned mass volume production will enable lower costs across various programs

Manufacturing & Supply Chain

Embedded in OEM supply chain ecosystem for awarded vehicle platforms and models

OEM B production win positions Cepton for potential affiliate and new OEM programs

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

26

27 CONFIDENTIAL – CEPTON TECHNOLOGIES INC. Note: Target OEM partner ecosystem ordered by IHS light vehicle production volume rankings for 2019; EV companies ordered alphabetically OEMs / Target customer ecosystem … … Cepton engagement model DEEP, DIRECT RELATIONSHIPS WITH OEMS ASICs + Modules Firmware Automotive Software Perception Software Lidar design Cepton leads key activities directly with OEMs Tier 1 DFM / Assy / Test / Cal Business development Product management Proof of concept (“POC”) opportunities New product introduction POC prototyping QA Undisclosed Tier 1 partner

28 CONFIDENTIAL – CEPTON TECHNOLOGIES INC. Efficient mass production plan Internal Expertise Leverage External Expertise New product development and quick - turn design iterations Advanced lidar testing and validation Design, development and testing of ASICs Prototyping and low volume manufacturing Lidar qualification and manufacturing Key MMT ® components Customized lens module manufacturing Next - gen emitter/detector development CAPITAL - EFFICIENT INDUSTRIALIZATION PROCESS LEVERAGES EXTERNAL EXPERTISE AND INTERNAL INNOVATION Lidar Solutions Design and Development Lidar Pilot Production / Prototyping Manufacturing Process Maturation Manufacturing and Test Contract Manufacturers + Tier 1 T ransfer Design for manufacturabili ty Mass manufacturing with global certified manufacturers and Tier 1s New technology innovation with strategic partners Internal new product prototyping

Why Cepton is winning

COMBINATION OF MARKET FOCUS, CUSTOMER TRACTION, AFFORDABLE PRICING AND SCALABLE MANUFACTURING

Key Criterion	Factors to consider	CEPTON	Competitor 1	Competitor 2	Competitor 3	Competitor 4	Competitor 5	Competitor 6	Competitor 7	Competitor 8
ADAS market focus	Product primary focus on ADAS lidar market	Good	Good	Poor	Good	Weak	Weak	Poor	Good	Weak
Performance for L2+ ADAS	Long range, high resolution and wide field of view	Good	Poor	Weak	Poor	N/A	Good	Poor	Poor	Good
Significant ADAS L2+ OEM series production win	Expected deployment in a significant number of vehicle models with a global top 15 OEM	Good	Weak	Poor	Weak	Poor	Poor	Poor	Poor	Poor
Path to aggressive cost at scaled volume	Ability to achieve low enough cost point for mass market vehicle volumes	Good	Good	Weak	Poor	Poor	Poor	Poor	Good	Poor
Manufacturable in high volume	Technology capable of autograde reliability and mass market volume; Tier 1 partner for ADAS	Good	Good	Weak	Poor	Poor	Poor	Weak	Good	Poor

Good Weak Poor

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

Note: N/A = information not available to assess

29

Third party validation: Cepton is the *only* lidar provider that fulfills *all ADAS* OEM requirements

Legend: Fulfills all OEM requirements · Missing 1-2 OEM requirements · Missing several OEM requirements · No product offering

	CEPTON		Competitor 1	Competitor 2	Competitor 3	Competitor 4	Competitor 5	Competitor 6	Competitor 7
Strengths and opportunities for improvement (+)	Resolution, range, automotive grade, pricing		Pricing, running production	Broad product portfolio	Automotive certifications	Resolution, range, less interference	Range, software development team	Automotive grade (for long range lidar)	Automotive grade, experienced team
(−)	Still less well known		Resolution, range	Automotive grade, resolution (long range lidar)	Range, temperature	Power consumption, pricing	Size, power consumption, pricing	Lack of partner-ships, first sample in 2022	Tradeoff between field-of-view and range
Auto Products									
ADAS/L3	Vista X90/120	Fulfills all OEM requirements	Missing several OEM requirements	Missing 1-2 OEM requirements	Missing several OEM requirements	Missing several OEM requirements	Missing several OEM requirements	Missing 1-2 OEM requirements	Missing several OEM requirements
	Vista T45	Missing 1-2 OEM requirements							
AV mobility	Vista X90/120	Missing 1-2 OEM requirements	No product offering	Missing 1-2 OEM requirements	No product offering	Missing 1-2 OEM requirements	Missing 1-2 OEM requirements	Missing several OEM requirements	No product offering
	Vista T45	Missing 1-2 OEM requirements		Missing 1-2 OEM requirements					
Short-range	Nova	Fulfills all OEM requirements	Fulfills all OEM requirements	No product offering	No product offering	No product offering	No product offering	No product offering	No product offering
OEM series production wins/ partner-ships	ADAS/L3	✓	✓		✓		✓		✓
Tier 1 manufacturing partner		✓	✓	✓	✓	✓			✓

Source: Leading third party consulting firm; analysis conducted through expert interviews, product data sheets, investor presentations, supplier websites, press releases and market reports; study commissioned by Cepton

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
30
CEPTON

Large and diverse auto partner pipeline

ENGAGEMENT PIPELINE SUPPORTS REVENUE VISIBILITY



ADAS
AV
14
8
Early engagement
9
5
Evaluation stage
6
Advanced engagement
1
Awarded
Auto OEM B
(Global Top 5)

2026E revenue mix by current engagement stage



6%
6%
12%
32%
44%
Awarded
Advanced engagement
Evaluation stage
Early engagement
Future engagement

2026E revenue mix by projected segment



11%
89%
ADAS
Autonomous

Ongoing engagements with **10/10** top OEMs

8 Tier 1 engagements on proof of concept ("POC") or OEM programs

Note:
- Automotive engagement stages: 1) Awarded: Series production win achieved, expected revenue reflects expected terms of award; 2) Advanced engagement: Advanced stages of proof of concept projects or RFQ and/or affiliates/alliance partners of customers that have awarded Cepton series production wins for particular vehicle models
- Auto OEM B represents undisclosed customer relationship with a Global Top 5 Auto OEM. Ranking based on IHS light vehicle production volume rankings for 2019

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
31

Target markets in smart infrastructure

USE CASES AND KEY APPLICATIONS

Smart Cities

Roads



- Pedestrian safety
- Vehicle safety
- Wrong-way driving detection
- Emergency vehicle guidance
- Traffic flow management

Tolling



- Vehicle profiling/ classification
- Vehicle speeds and dimensions
- Axle classification
- Container scanning

Rail



- Obstacle detection
- Pedestrian detection
- Track health monitoring
- Intersection monitoring

Smart Spaces

Crowd Analytics



- Crowd analytics
- Retail / arena footfall
- Safe zones
- Social distancing

Security



- Critical infrastructure
- Area / zone access
- Gateway entry monitoring
- Anonymized surveillance

Safety



- Injury prevention
- Accident avoidance
- Workplace safety
- Early warning / alerts

Smart Industrials

Industrial



- Container scanning
- Free space detection
- Object detection
- Object classification

AGV



- 3D mapping
- Object detection
- Object classification
- Autonomous navigation

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

32

Cepton has established a strong pipeline in Smart Infrastructure

GROWING NUMBER OF SYSTEM INTEGRATOR (SI) AND OEM PARTNERSHIPS

Smart Cities


Smart roads
Smart tolling
Smart rail

Smart Spaces


Crowd analytics
Security
Safety

Smart Industrials


Industrial
AGV

	Smart Cities	Smart Spaces	Smart Industrials
Cepton Wins and Partner Engagements	• Road/rail engagements with 6+ OEMs • Strong worldwide SI partnerships – 8 and growing • Major Japan Tier 1 partner	• Partnerships with top SIs in retail, infra, airports, security markets • Multiple successful pilot projects in US/EU • World-leading solution pilot at top US intl. airport	• Top OEMs for AGV applications (mining, industrial, etc.) • Beachhead IND applications (ports, construction, util, etc.)
Go-to-market Strategy	• System Integrator (SI) partnerships		• Direct OEM engagements
Cepton Solutions	100-200m range, Hi-Res, MMT® lidar + perception solutions at affordable price points		


Vista-X
Vista-P
Sora-P

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
33
CEPTON

A leader in Smart Infrastructure

CEPTON IS A TOP DEPLOYER OF DIRECTIONAL LIDAR SOLUTIONS TO THE SMART INFRASTRUCTURE SPACE

Smart Cities

Major OEM



- Engaged for 2.5 years
- Feeder program for Smart Cities
- 8+ sites deployed

Major System Integrator



- Won major highway project
- Engaged for 1.5 years
- 3 active projects
- Discussing expanded partnership

Smart Spaces

Major System Integrator



- Long term contract in progress
- Engaged for 2+ years
- 5+ sites deployed

THE INDOOR Lab



- Deployed at Orlando Intl Airport, pilots at Big Box retail, stadiums
- Engaged for ~1.5 years
- 5+ sites deployed

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

34

CEPTON

Investment highlights

1 **Highly competitive price-for-performance lidar solutions, based on patented MMT®**
- Patented design built from the ground up for commercialization at scale
- Architecture that enables price points supporting mass market adoption

2 **Awarded industry's largest automotive OEM program**
- Largest global ADAS lidar program with anticipated start of production in 2023
- Award designation positions Cepton as a potential market leader

3 **Partnership with Koito, world's #1 Tier 1 auto lighting supplier[1]**
- Accelerates product development and enables economies of scale
- Accelerates OEM series programs with top OEMs

4 **Anticipated rapid scaling with high potential revenue visibility**
- High visibility potential revenue expected to constitute ~64% of 2026E revenue, supported by 160+ pipeline opportunities
- Diverse profile with total TAM ~$60bn, smart infrastructure business scaling ahead of auto

5 **Compelling financial profile**
- Anticipated high growth at scale and attractive targeted profitability with target EBITDA margin 40%+
- Capital efficient model leveraging Tier 1 and SI relationships, and contract manufacturing

6 **Founder-led, industry pioneer team**
- Proven experience and track record in advanced lidar and imaging technology
- Robust technology & product roadmap to rapidly move down cost curve

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
35

Note: High visibility potential revenue = automotive awarded + automotive advanced engagement and smart infrastructure production partners + smart infrastructure advanced engagement; Largest known series production win by number of models awarded
(1) Based on last reported pre-COVID-19 auto lighting revenue

Financial overview Intelligence at the Speed of Light Ρ

High visibility, diversified revenue plan

2026E Auto expected revenue mix by engagement stage


32%
44%
12%
6%
6%
Awarded
Advanced engagement
Evaluation stage
Early engagement
Future engagement

Expected Revenue: $965 m
Pipeline today: 43 pipeline engagements

2026E Smart Infrastructure expected revenue mix by engagement stage


15%
5%
7%
17%
56%
Production partners
Advanced engagement
Evaluation stage
Early engagement
Future engagement

Expected Revenue: $250 m
Pipeline today: 126 pipeline engagements

Expected Revenue of **$860mm+** by 2025, **$1.2bn+** by 2026

(Chart represents expected annual revenue)


High visibility potential revenue expected to constitute ~64% of 2026E revenue
(76% of Auto revenue and 20% of Smart Infrastructure revenue)
Smart Infrastructure
AV
ADAS
$1,000mm
$500mm
$0mm
2021E
2022E
2023E
2024E
2025E
2026E

Note:
- High visibility potential revenue = automotive awarded + automotive advanced engagement and smart infrastructure production partners + smart infrastructure advanced engagement
- Automotive engagement stages: 1) Awarded: Series production win achieved, expected revenue reflects expected terms of award; 2) Advanced engagement: Advanced stages of proof of concept projects or RFQ and/or affiliates/alliance partners of customers that have awarded Cepton series production wins for particular vehicle models
- Smart Infrastructure engagement stages: 1) Production partners: lead partners with planned ramps and/or partnership contracts; 2) Advanced engagement: partners with ongoing pilots / POCs in advanced stages

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

37

Engagement pipeline supports our revenue visibility

LARGE AND DIVERSE PARTNER PIPELINE


ADAS
AV
14
8
Early engagement
9
5
Evaluation stage
6
Advanced engagement
1
Awarded
Auto OEM B (Global Top 5)


Smart infrastructure
76
Early engagement
19
Evaluation stage
22
Advanced engagement
9
Production partners

Ongoing engagements with **10/10** top OEMs

126 current smart infrastructure engagements are expected to translate into **$109 million** of estimated revenue by 2026

Note:

- Automotive engagement stages: 1) Awarded: Series production win achieved, expected revenue reflects expected terms of award; 2) Advanced engagement: Advanced stages of proof of concept projects or RFQ and/or affiliates/alliance partners of customers that have awarded Cepton series production wins for particular vehicle models
- Smart Infrastructure engagement stages: 1) Production partners: lead partners with planned ramps and/or partnership contracts; 2) Advanced engagement: partners with ongoing pilots / POCs in advanced stages
- Auto OEM B represents undisclosed customer relationship with a Global Top 5 Auto OEM. Ranking based on IHS light vehicle production volume rankings for 2019

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
38

Expected high growth at scale

Sensor unit sales (000s)



Automotive
Smart Infrastructure
1
5
37
245
1,266
2,190
2021E
2022E
2023E
2024E
2025E
2026E

Revenue ($mm)



Automotive
Smart Infrastructure
$4
$15
$62
$250
$861
$1,215
2021E
2022E
2023E
2024E
2025E
2026E
Weighted ASP ($)
~$3,900
~$2,700
~$1,700
~$1,000
~$700
~$550

Revenue mix by market



ADAS
AV
Smart Infra
61%
8%
31%
65%
9%
26%
76%
8%
15%
50%
10%
40%
21%
71%
21%
70%
2021E
2022E
2023E
2024E
2025E
2026E

Commentary

- Cepton offers lidar and perception solutions across multiple segments
  - Automotive OEM mass market (L2+) - key focus area
  - Automotive AV (L4-L5) - adjacency
  - Smart infrastructure - smart cities, smart spaces and smart industrials
- Expected revenue ramp in 2024+ primarily driven by scaling of automotive series production programs
  - ADAS revenue ramp from OEM programs expected to represent approximately 70% of total revenue by 2026
  - Ongoing engagement with top tier OEMs and EV OEMs
- Smart infrastructure expected to generate significant revenue ahead of OEM production scaling in 2024
  - Represents majority of estimated revenue through 2023
  - Over 120+ smart infrastructure opportunities in pipeline
- High visibility potential revenue expected to constitute ~64% of 2026E revenue (76% of auto revenue and 20% of smart infrastructure revenue)

Note: High visibility potential revenue = automotive awarded + automotive advanced engagement and smart infrastructure production partners + smart infrastructure advanced engagement

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
39

40 CONFIDENTIAL – CEPTON TECHNOLOGIES INC. Attractive margin profile and profitability Note: Adj. gross profit margin excludes factory overhead; adj. EBITDA, adj. gross margin are not GAAP measures, see appendix for reconciliations Commentary Adj. EBITDA ($mm) $1 $5 $28 $116 $637 23% 33% 45% 46% 51% $437 52% 33% 37% 46% 47% 51% 53% 2 0 21E 2 0 22E 2 0 23E 2 0 24E 2 0 25E 2 0 26E % Margin Gross profit ($mm) % Adj. Margin  Structurally profitable, capital efficient business model  Mass - market OEM ADAS volumes enable economies of scale  MMT ® , design choice, supply chain and manufacturing strategy drives best in class combination of performance, reliability and low cost  Product adj. gross margin 30%+ 2021E, target 50%+ over time  Use of off the shelf, traditional materials and integration of key functions into inexpensive custom ASICs  Processes designed for volume manufacturing  Ability to sustain low ASPs maintaining attractive profitability  Significant operating leverage and low capex requirements  Operating leverage from SG&A and R&D  Limited capex with Tier 1 relationship and CM production at scale  Tier 1 partnership: integration, qualification, certification and distribution  Expect to achieve free cash flow breakeven by FY2024  Long - term target: 40%+ adj. EBITDA margin ($36) ($56) ($33) $54 $339 $537 22% 39% 44% 2 0 21E 2 0 22E 2 0 23E 2 0 24E 2 0 25E 2 0 26E % Adj. Margin

Use of proceeds

TO ACCELERATE CUSTOMER ACQUISITION, PRODUCT DEVELOPMENT AND SUPPLY CHAIN MATURATION

Customers	**Auto market**	Successfully execute volume production ramp	Win other key auto OEMs	Win new EV and trucking OEMs
	Expansion	Expand smart infrastructure customer pipeline	Expand in AV market with auto-grade and near-range lidars	
Product and technology	**MMT® innovation**	Proliferate MMT® technology	Up and down performance scaling of MMT®	Expand ASICs and next-gen miniaturized optical arrays
	End-to-end platform	Auto-grade hardware and software	Next-gen perception software and platform	
Supply chain	**Supply chain**	Finalize strategic supply chain	Support Koito high volume production ramp	
	Tier 1 expansion	Partner with one or more additional Tier 1s for high volume manufacturing		

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.

41

Transaction overview Intelligence at the Speed of Light Ρ to to - - 3 3 9 9 2 2 0 0 2 2 2 2 1 1 / /

Transaction summary Transaction multiples Metric x FV / 2025E revenue $861 1.8x FV / 2025E Adj. EBITDA $339 4.6x Share price $1 0 .00 Pro forma shares outstanding 17 7 .4 Pro forma equity value $ 1,774 Less: Cash ( $ 22 5 ) (2 Pro forma firm value $1,549 Sources of consideration Rollover equity $1,500.0 SPAC equity $1 7 2.5 PIPE $5 8 .5 Total sources $ 1,731.0 Illustrative uses ($mm) Uses of consideration Stock consideration $1,500.0 Cash consideration -- Cash to balance sheet $1 9 1.0 Transaction costs $4 0 .0 Total uses $ 1,731.0 Illustrative sources ($mm) Pro forma valuation (mm, except per share data) (1) Pro forma ownership at close 10% 2% 3% Existing shareholders GCAC public shareholders PIPE shares GCAC founder shares 85% CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 43 Note: Assumes no redemptions from cash in trust account and assumes new shares issued at a price of $10.00. Pro forma share c oun t includes ~150mm for existing shareholders, ~17mm for GCAC public shareholders, ~6mm for PIPE shares and ~4mm GCAC founder shares. Adj. EB ITDA is not a GAAP measure, see appendix for reconciliations (1) Values shown assuming $10.00 per GCAC share for illustrative purposes; pro forma valuation excludes the impact of warrants, unvested sponsorship shares and earnout shares (2) Includes Cepton’s net cash position of $34mm as of March 31, 2021 )

Operational benchmarking


Revenue CAGR
207%
CEPTON
2021E – 2026E
201%
AEVA
2021E – 2025E
189%
AEYE
2021E – 2026E
175%
INNOVIZ TECHNOLOGIES
2021E – 2025E
130%
LUMINAR
2021E – 2025E
120%
OUSTER
2021E – 2025E
82%
Velodyne
2021E – 2024E
Median: 153%
20%
Disruptive autotech(1)
2020A – 2023E
Adj. gross margin
51%
53%
CEPTON
2025E
2026E
84%
AEYE
2026E
62%
LUMINAR
2025E
61%
AEVA
2025E
51%
Velodyne
2024E
50%
INNOVIZ TECHNOLOGIES
2025E
50%
OUSTER
2025E
Median: 56%
64%
Disruptive autotech(1)
2021E
Adj. EBITDA margin
39%
44%
CEPTON
2025E
2026E
55%
AEYE
2026E
43%
LUMINAR
2025E
37%
AEVA
2025E
24%
INNOVIZ TECHNOLOGIES
2025E
22%
Velodyne
2024E
14%
OUSTER
2025E
Median: 31%
31%
Disruptive autotech(1)
2021E

Source: Investor presentations and Factset. Market data as of July 30, 2021 with the exceptions of Mobileye and Xilinx which reflect estimates at pre-announcement unaffected dates of March 10, 2017 and October 8, 2020, respectively (both included in disruptive autotech)

Note: Financials calendarized to 12/31. AEye SPAC transaction pending. Estimated margins are based on management forecasts for AEye. Adj. EBITDA, adj. gross margin are not GAAP measures, see appendix for reconciliations

(1) Represents the median of Melexis, Cree, NVIDIA, Ambarella, Xilinx and Mobileye. Xilinx's revenue CAGR represents 2018A – 2021E due to lack of estimates for 2022E. Mobileye's revenue CAGR represents 2016A – 2019E and adj. gross and adj. EBITDA margins represent 2017E

CONFIDENTIAL – CEPTON TECHNOLOGIES INC.
44
CEPTON

FV / revenue FV / adj. EBITDA Valuation benchmarking Source: Investor presentations and Factset. Market data as of July 30, 2021 with the exceptions of Mobileye and Xilinx which reflect trading prices and estimates at pre - announcement unaffected dates of March 10, 2017 and October 8, 2020, respectively (both included in disruptive autotech) Note: Financials calendarized to 12/31. AEye SPAC transaction pending. Estimated margins are based on management forecasts for AEye. Adj. EBITDA is not a GAAP measure, see appendix for reconciliations (1) Represents the median of Melexis, Cree, NVIDIA, Ambarella, Xilinx and Mobileye. Mobileye’s FV / revenue and FV / adj. EBITDA represent 2017E Post - money FV: $1,549mm Post - money FV: $1,549mm Disruptive autotech (1) 20 25 E 20 25 E 20 24 E 20 26 E 20 25 E 20 21 E 20 25 E 20 25 E 20 26 E 1.8x 1.3x 7.4x 2.7x 2.3x 1.8x 1.8x 1.7x 9.3x Median: 2.1x 4.6x 2.9x 17.2x 13.3x 10.3x 7.5x 5.0x 4.6x 30.5x Median: 8.9x Disruptive autotech (1) CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 45 20 25 E 20 25 E 20 24 E 20 25 E 20 25 E 20 21 E 20 25 E 20 26 E 20 26 E

Transaction represents attractive discount Comparable valuation sensitivity analysis Estimated transaction value 2025E Adj. EBITDA: $339mm Summary approach • Applies a range of multiples to Cepton’s 2025E adj. EBITDA ($339mm) to arrive at an implied future firm value • The future firm value is discounted back at 20% to arrive at an implied discounted firm value Note: Adj. EBITDA is not a GAAP measure, see appendix for reconciliations $1 3 .5bn $6.5bn $1.5bn $1 0 .2bn $4.9bn 30.0x – 40.0x 2025E Adj. EBITDA Implied Discounted Firm Value Post - money Firm Value ~73% discount to midpoint Discounted back 4 years at 20% discount rate CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 46

Appendix Intelligence at the Speed of Light Ρ

Non - GAAP financial measures reconciliation CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 48 FYE December 31 F Y 21E F Y 22E F Y 23E F Y 24E F Y 25E F Y 26E ($ in thousands) GAAP Gross Profit 1, 0 46 4, 9 97 27,732 1 15,913 437,363 637,143 (+) Factory overhead 425 539 933 2, 4 95 4, 3 05 4, 8 59 Adj. Gross Profit 1, 4 71 5, 5 35 28,664 1 18,408 441,667 642,002 Adj. Gross Profit Margin (%) 33% 37% 46% 47% 51% 53% GAAP Operating Income (39,301) (60,126) (38,416) 46,340 326,491 519,920 (+) Depreciation & Amortization 262 335 373 1, 5 26 3, 8 38 6, 6 79 (+) Stock Based Compensation 3, 2 91 4, 1 55 5, 2 46 6, 6 23 8, 3 61 10,556 Adj. EBITDA (35,7 4 8) (55,6 3 5) (32,7 9 7) 54,4 8 9 338,6 9 0 537,1 5 5 Adj. EBITDA Margin (%) nm nm (53%) 22% 39% 44% Cash Flow From Operations (34,857) (52,447) (44,906) 12,314 144,430 405,679 (+) Capital Expenditures (5,736) (7,581) (4, 1 1 9 ) ( 1 1,09 0 ) (16,400) (16,800) Free cash flow (40,593) (60,028) (49,025) 1, 2 23 128,030 388,879 Free Cash Flow Margin (%) nm nm (79%) 0% 15% 32%

Material contract summary Arrangement with Koito As of January 2020, Cepton was chosen by Koito Manufacturing Co., Ltd. (“Koito”) to supply Koito with ADAS lidar technology licenses and components for a major global automotive OEM (“Auto OEM B”) series production program for mass - market consumer vehicles. The purpose of the arrangement is to enable Koito to manufacture automotive grade lidars using Cepton’s MMT®. The lidars manufactured by Koito are to be supplied by Koito to Auto OEM B to fulfil the needs of its series production program. The expected production period of Cepton’s arrangement with Koito is from 2023 through 2027. Production volume will ultimately be dependent on numerous factors and are binding only upon issuance of a purchase order. CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 49

Risk considerations CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 50 All references to the “Company,” “we,” “us” or “our” refer to the business of Cepton. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. Additional risks not presently known to us or that we currently believe are not material may also significantly affect our business, financial condition, results of operations or reputation. Our business could be harmed by any of these risks. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. Risks relating to the business of the Company will be disclosed in future documents filed or furnished by the Company and/or Growth Capital Acquisition Corp. (“Growth Capital”) with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Growth Capital. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the Company and Growth Capital and the proposed transactions between the Company and Growth Capital, and may differ significantly from, and be more extensive than, those presented below. • Cepton is an early stage company with a history of losses and expects to incur significant expenses and continuing losses for the foreseeable future. • Cepton’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter. • Cepton’s forecasts and projections are based upon assumptions, analyses and internal estimates developed by Cepton’s manageme nt. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, Cepton’s actual operating results may differ materially from those forecasted or projected. • Cepton continues to implement strategic initiatives designed to grow its business. These initiatives may prove more costly than it currently anticipates and Cepton may not succeed in increasing its revenue in an amount sufficient to offset the costs of these initiatives and to achieve and maintain profitability. • If Cepton’s lidar products are not selected for inclusion in advanced driver assistance systems (ADAS) and autonomous driving systems by automotive OEMs, automotive tier 1 companies, mobility or technology companies or their respective suppliers, its business will be materially and adversely affected. • Cepton is reliant on key inputs and its inability to reduce and control the cost of such inputs could negatively impact the adoption of its products and its profitability. • Continued pricing pressures, automotive OEM cost reduction initiatives and the ability of automotive OEMs to re - source or cancel vehicle or technology programs may result in losses or lower than anticipated margins, which will adversely affect Cepton’s results of operations and financial condition. • Cepton expects to incur substantial R&D costs and devote significant resources to identifying and commercializing new products, which could significantly reduce its profitability and may never result in revenue to Cepton. • Although Cepton believes that lidar is the industry standard for autonomous vehicles and other emerging markets, market adoption of lidar is uncertain. If market adoption of lidar does not continue to develop, or develops more slowly than Cepton expects, its business will be adversely affected. • Cepton is substantially dependent on its series production win with Auto OEM B and its relationship with Koito, and its business and prospects will be materially and adversely affected if Auto OEM B’s development or launch plans for the multiple vehicle models in which Cepton’s products are expected to be deployed are significantly scaled back or terminated. • Cepton may experience difficulties in managing its growth and expanding its operations. • Cepton relies on third - party suppliers and because some of the raw materials and key components in its products come from limited or single - source suppliers, Cepton is susceptible to supply shortages, long lead times for components, and supply changes, any of which could disrupt its supply chain and could delay deliveries of its products to customers. • Because Cepton’s sales have been partially to customers engaged in R&D projects and its orders are project - based, Cepton expects its results of operations to fluctuate on a quarterly and annual basis. • Cepton’s transition to an outsourced manufacturing business model may not be successful, which could harm its ability to deliver products and recognize revenue. • If Cepton further expands its international manufacturing operations, it may face risks associated with manufacturing operations outside the United States. • Even though many of the components in Cepton’s lidars are modular and can be built using readily available materials, Cepton, its outsourcing partners and its suppliers may rely on complex machinery for Cepton’s production, which involves a significant degree of risk and uncertainty in terms of operational performance and costs . Cepton, its outsourcing partners and its suppliers may also rely on highly - skilled labor for Cepton’s production, and if such highly - skilled labor is unavailable, Cepton’s business could be adversely affected . • As part of growing its business, Cepton may make acquisitions . If Cepton fails to successfully select, execute or integrate its acquisitions, then its business, results of operations and financial condition could be materially adversely affected . • Changes in Cepton’s product mix may impact its financial performance . • Cepton’s sales and operations in international markets expose it to operational, financial and regulatory risks . • The complexity of Cepton’s products and the limited visibility into the various environmental and other conditions under which Cepton’s customers use the products could result in unforeseen delays or expenses from undetected defects, errors or reliability issues in hardware or software which could reduce the market adoption of its new products, damage its reputation with current or prospective customers, expose Cepton to product liability and other claims and adversely affect its operating costs. • Cepton may be subject to product liability or warranty claims that could result in significant direct or indirect costs, which could adversely affect its business and operating results. • If Cepton or its suppliers do not maintain sufficient inventory or if they do not adequately manage their respective inventory, Cepton could lose sales or incur higher inventory - related expenses, which could negatively affect Cepton’s operating results. • The average selling prices of Cepton’s products could decrease rapidly over the life of the product, which may negatively affect Cepton’s revenue and gross margin. In addition, the selling prices Cepton is able to ultimately charge in the future for the products it is currently developing or commercializing may be less than what Cepton currently projects, which may cause Cepton’s actual operating results to differ materially from its projections. • Adverse conditions in the automotive industry or the global economy more generally could have adverse effects on Cepton’s results of operations. • The discontinuation, lack of commercial success, or loss of business with respect to a particular vehicle model or other customer solution for which Cepton is a significant supplier to, could reduce Cepton’s sales and adversely affect its profitability. • Since many of the markets in which Cepton competes are new to lidar and rapidly evolving, it is difficult to forecast mid - to - long - term end - customer adoption rates and demand for Cepton’s products. • Cepton targets many customers that are large companies with substantial negotiating power and potentially competitive internal solutions. If Cepton is unable to sell its products to these customers, its prospects and results of operations will be adversely affected.

Risk considerations (cont’d) CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 51 • Cepton’s business could be materially and adversely affected if it lost any of its largest customers or if they were unable to pay their invoices. • If Cepton is unable to establish and maintain confidence in its long - term business prospects among customers and analysts and within its industry or is subject to negative publicity, then Cepton’s financial condition, operating results, business prospects and access to capital may suffer materially. • Cepton’s investments in educating its customers and potential customers about the advantages of lidar and its applications may not result in sales of Cepton’s products. • The period of time from engagement to a series production win and then to implementation is long, typically spanning over several years, especially in the automotive market, and Cepton’s customer arrangements are subject to cancellation or postponement of contracts or unsuccessful implementation. • Certain of Cepton’s strategic, development, production partner and supply arrangements could be terminated or may not materialize into long - term contract partnership arrangements. • Cepton operates in a highly competitive market and some market participants have substantially greater resources. Cepton competes against a large number of both established competitors and new market entrants. • The markets in which Cepton competes are characterized by rapid technological change, which requires it to continue to develop new products and product innovations and could adversely affect market adoption of its products. • Developments in alternative technology may adversely affect the demand for Cepton’s lidar technology. • Because lidar is new in most of the markets Cepton is seeking to enter, forecasts of market growth and Cepton’s growth in the PIPE materials may not materialize as anticipated. • Cepton may need to raise additional capital in the future in order to execute its business plan, which may not be available on terms acceptable to Cepton, or at all. • If Cepton fails to maintain an effective system of internal controls, its ability to produce timely and accurate financial statements or comply with applicable regulations could be adversely affected. • Changes in tax laws or exposure to additional income tax liabilities could affect Cepton’s future profitability. • Cepton’s ability to use its net operating loss carryforwards and certain other tax attributes may be limited. • Cepton’s business depends substantially on the efforts of its co - founders, Dr. Jun Pei and Dr. Mark McCord, its executive officers and highly skilled personnel, and its operations may be severely disrupted if it lost their services. • Cepton’s business could be materially and adversely affected by the global COVID - 19 pandemic or other health epidemics and outbreaks. • Cepton’s business is subject to the risks of earthquakes, fire, floods and other natural catastrophic events, global pandemics, and interruptions by man - made problems, such as terrorism. Mater ial disruptions of Cepton’s business or information systems resulting from these events could adversely affect its operating results. • Interruption or failure of Cepton’s information technology and communications systems could impact Cepton’s ability to effectively provide its services. • Cepton is subject to cybersecurity risks to operational systems, security systems, infrastructure, integrated software in its lidar solutions and customer data processed by Cepton or third - party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could prevent Cepton from effectively operating its business and could subject Cepton to regulatory actions or litigation. • Cepton is subject to governmental export and import control laws and regulations. Cepton’s failure to comply with these laws and regulations could have an adverse effect on its business, prospects, financial condition and results of operations. • Changes to trade policy, tariffs and import/export regulations may have a material adverse effect on Cepton’s business, financial condition and results of operations. • Cepton has in the past and may become involved in legal and regulatory proceedings and commercial or contractual disputes, which could have an adverse effect on its profitability and consolidated financial position. • Cepton is subject to, and must remain in compliance with, numerous laws and governmental regulations across various jurisdictions concerning the manufacturing, use, distribution and sale of its products. Some of Cepton’s customers also require that it comply with their own unique requirements relating to these matters. These could impose substantial costs upon Cepton and materially impact our ability to fulfil certain business opportunities. • Cepton is subject to various environmental laws and regulations that could impose substantial costs upon Cepton. • Cepton is subject to U.S. and foreign anti - corruption and anti - money laundering laws and regulations. Cepton can face criminal liability and other serious consequences for violations, which can harm its business. • Cepton’s business may be adversely affected by changes in automotive and laser safety regulations or concerns that drive further regulation of the automotive and laser markets. • Autonomous and ADAS features may be delayed in adoption by OEMs, and Cepton’s business impacted, as additional emissions and safety requirements are imposed on vehicle manufacturers. • Cepton’s business may be adversely affected if it fails to comply with the regulatory requirements under the Federal Food, Drug, and Cosmetic or the Food and Drug Administration. • Failures, or perceived failures, to comply with privacy, data protection, and information security requirements in the variety of jurisdictions in which Cepton operates may adversely impact its business, and such legal requirements are evolving, uncertain and may require improvements in, or changes to, Cepton’s policies and operations. • Regulations related to conflict minerals may cause Cepton to incur additional expenses and could limit the supply and increase the costs of certain metals used in the manufacturing of its products. • Despite the actions Cepton is taking to defend and protect its intellectual property, Cepton may not be able to adequately protect or enforce its intellectual property rights or prevent unauthorized parties from copying or reverse engineering its solutions. Cepton’s efforts to protect and enforce its intellectual property rights and prevent third parties from violating its rights may be costly. • Third - party claims that Cepton is infringing intellectual property, whether successful or not, could subject it to costly and time - consuming litigation or expensive licenses, and its business could be adversely affected. • Cepton’s intellectual property applications for registration may not issue or be registered, which may have a material adverse effect on Cepton’s ability to prevent others from commercially exploiting products similar to Cepton’s. • In addition to patented technology, Cepton relies on its unpatented proprietary technology, trade secrets, designs, experiences, work flows, data, processes, software and know - how. • Cepton may be subject to damages resulting from claims that it or its current or former employees have wrongfully used or disclosed alleged trade secrets of its employees’ former employers. Cepton may be subject to damages if its current or former employees wrongfully use or disclose Cepton’s trade secrets. • Cepton will incur increased costs as a result of operating as a public company, and its management will devote substantial time to compliance with its public company responsibilities and corporate governance practices. • Cepton’s management team has limited experience managing a public company. • Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

Summary historical annual P&L CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 52 Note: Margins < - 100% shown as “nm” FYE December 31 F Y 2019A F Y 2020A ($ in thousands) Total Revenue 4, 1 32 2, 0 06 Growth (%) (52%) Gross Profit 635 (1,740) Gross Profit Margin (%) 15% (87%) Total Operating Expenses 17,639 17,836 Operating Income (17,0 0 4) (19,5 7 6) Operating Income Margin (%) nm nm Net Income (16,757) (19,634) Net Income Margin (%) nm nm The financial results for the year ended December 31, 2019 and 2020 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future interim periods and should be read in conjunction with “Risk Considerations” included in the investor presentation. Subject to the foregoing qualifications, our audited results for the fiscal years ended December 31, 2019 and December 31, 2020 are:

Summary quarterly P&L CONFIDENTIAL – CEPTON TECHNOLOGIES INC. 53 Note: Margins < - 100% shown as “nm” FYE December 31 Q1 2021 (unaudited) ($ in thousands) Total Revenue 438 Growth (%) 14% Gross Profit (681) Gross Profit Margin (%) nm Total Operating Expenses 9, 1 46 Operating Income (9,827) Operating Income Margin (%) nm Net Income (9,822) Net Income Margin (%) nm The financial results for the three months ended March 31, 2021 are unaudited. The interim results for the three months ended March 31, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future interim periods and should be read in conjunction with “Risk Considerations” and our historical results included in the investor presentation. Subject to the foregoing qualifications, our unaudited results for the three months ended March 31, 2021 are: